UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. ____)

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            ☐        Definitive Proxy Statement

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            ☐        Soliciting Material Pursuant to §240.14a-12

BMO FUNDS, INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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115 S LaSalle St.

11th Floor

Chicago, IL 60603

PRODUCT ALERT
BMO Funds - Reorganizations	January 7, 2022

In prior communications, we shared that the BMO Funds’ Board of Directors approved the planned reorganizations of several BMO Funds into corresponding Columbia Funds and that shareholder proxy statements for each reorganization were filed and mailed in October 2021. Shareholders of each such BMO Fund received a combined proxy statement/prospectus and a proxy card that included additional information about the shareholder meeting, the plan of reorganization, and the new investment advisory or subadvisory agreements applicable with respect to certain Funds.

At a joint meeting of shareholders held on January 7, 2022, shareholders of each of the BMO Funds set forth in the table below (referred to in the table below as the “Merging Funds”) approved the plans of reorganization relevant to such Funds. These reorganizations are expected to close on or about January 21, 2022. In anticipation of this, the last day for purchases and exchanges into, or redemptions from, these Merging Funds will be January 20, 2022.

The following table sets forth each Merging Fund and the corresponding Columbia Fund into which the Merging Fund will be reorganized (referred to in the table as the “Acquiring Funds”), as well as the share classes Merging Fund shareholders will receive in exchange for their Merging Fund share classes as a result of the reorganizations.

Merging Fund	Share Class	Ticker	CUSIP	Acquiring Fund	Share Class	Ticker	CUSIP
BMO Large-Cap Growth	A Y I R6	BALGX MASTX MLCIX BLGRX	09658W402 09658L745 09658L752 09658W576	Columbia Integrated Large Cap Growth*	A A Advisor Institutional 3	ILGCX ILGCX ILGFX ILGJX	19766Q106 19766Q106 19766Q403 19766Q700
BMO Large Cap Value	A I R6	BALVX MLVIX BLCRX	09658W303 09658L844 09658W568	Columbia Integrated Large Cap Value*	A Advisor Institutional 3	ILVBX ILVEX ILVHX	19766Q809 19766Q866 19766Q833
BMO Mid-Cap Growth	A I	BGMAX MRMIX	09658W600 09658L737	Columbia Mid Cap Growth	A Advisor	CBSAX CPGRX	19765P299 19766M725
BMO Mid-Cap Value	A I R6	BAMCX MRVIX BMVGX	09658W501 09658L711 09658V438	Columbia Select Mid Cap Value	A Advisor Institutional 3	CMUAX CFDRX CMVYX	19765J863 19766B356 19765M239
BMO Small-Cap Growth	A I	BSLAX MSGIX	09658V339 09658L620	Columbia Integrated Small Cap Growth*	A Advisor	ISGDX ISGLX	19766Q742 19766Q718
BMO Small-Cap Value	A I R6	BACVX MRSNX BSVGX	09658W709 09658L596 09658V388	Columbia Small Cap Value II	A Advisor Institutional 3	COVAX CLURX CRRYX	19765J798 19766B265 19766B240
BMO Dividend Income	A I	BADIX MDIVX	09658W204 09658L604	Columbia Integrated Large Cap Value*	A Advisor	ILVBX ILVEX	19766Q809 19766Q866

* Denotes newly-registered funds created to retain the corresponding BMO Fund; all other Columbia Funds are currently in operation.

FOR FINANCIAL PROFESSIONAL USE ONLY

115 S LaSalle St.

11th Floor

Chicago, IL 60603

PRODUCT ALERT
BMO Funds - Reorganizations	January 7, 2022

Continued:

Merging Fund	Share Class	Ticker	CUSIP	Acquiring Fund	Share Class	Ticker	CUSIP
BMO Low Volatility Equity	A I	BLVAX MLVEX	09658W105 09658L208	Columbia Integrated Large Cap Value*	A Advisor	ILVBX ILVEX	19766Q809 19766Q866
BMO Disciplined International Equity	A I	BDAQX BDIQX	09658W667 09658W659	Columbia Overseas Value	A Advisor	COAVX COSVX	19765M338 19766P884
BMO Corporate Income	A Y I	BATIX MCIYX MCIIX	09658W733 09658L851 09658L869	Columbia Corporate Income	A A Advisor	LIIAX LIIAX CIFRX	19765N542 19765N542 19766M808
BMO Ultra Short Tax-Free	A I	BAUSX MUISX	09658W790 09658L539	Columbia Ultra Short Municipal Bond*	A Advisor	USMBX USMDX	19766J235 19766J227
BMO Conservative Allocation	Y I R3 R6	BDVYX BDVIX BDVRX BDVSX	09658L299 09658L331 09658L323 09658L315	Columbia Capital Allocation Conservative	A Advisor R Institutional 3	ABDAX CPCYX CBVRX CPDHX	19766G546 19766C263 19766G512 19766N400
BMO Moderate Allocation	Y I R3 R6	BMBYX BMBHX BMBQX BMBTX	09658L166 09658L190 09658L182 09658L174	Columbia Capital Allocation Moderate	A Advisor R Institutional 3	ABUAX CPCZX CBMRX CPDMX	19766G348 19766C255 19766G314 19766N608
BMO Balanced Allocation	Y I R3 R6	BGRYX BGRHX BGRRX BGRQX	09658L216 09658L240 09658L232 09658L224	Columbia Capital Allocation Moderate Aggressive	A Advisor R Institutional 3	NBIAX CGBRX CLBRX CPHNX	19765H792 19766B489 19765M528 19766B224
BMO Growth Allocation	Y I R3 R6	BABYX BABHX BABRX BABQX	09658L380 09658L422 09658L414 09658L398	Columbia Capital Allocation Aggressive	A Advisor R Institutional 3	AXBAX CPDAX CPARX CPDIX	19766G611 19766C248 19766G579 19766N806
BMO Aggressive Allocation	Y I R3 R6	BDSYX BDSHX BDSRX BDSQX	09658L257 09658L281 09658L273 09658L265	Columbia Capital Allocation Aggressive	A Advisor R Institutional 3	AXBAX CPDAX CPARX CPDIX	19766G611 19766C248 19766G579 19766N806

* Denotes newly-registered funds created to retain the corresponding BMO Fund; all other Columbia Funds are currently in operation.

Shareholders of each Merging Fund will become shareholders of the corresponding Acquiring Fund, receiving shares of the Acquiring Fund equal in value to the shares of the Merging Fund held by the shareholders prior to the applicable reorganization. The reorganizations themselves are not expected to result in the recognition of gain or loss by the Merging Funds or their shareholders for federal tax purposes. Shareholders of the Merging Funds and the Acquiring Funds

FOR FINANCIAL PROFESSIONAL USE ONLY

115 S LaSalle St.

11th Floor

Chicago, IL 60603

PRODUCT ALERT
BMO Funds - Reorganizations	January 7, 2022

will not bear the costs of the reorganizations. Certain Merging Funds will reposition their portfolios prior to the reorganizations. Any resulting net capital gains are likely to be distributed to shareholders in early January.

Both capital gains as well as ordinary income distributions will be paid in accordance with the applicable dates below.

•	Record Date: 1/18/2022

•	Ex-Date and Reinvestment Date: 1/19/2022

•	Payment Date: 1/20/2022

If you have any questions about this information, please call 1-800-236-3863.

All investments involve risk, including the possible loss of principal.

BMO Global Asset Management is the brand name for various affiliated entities of BMO Financial Group that provide investment management, retirement, and trust and custody services. Certain of the products and services offered under the brand name BMO Global Asset Management are designed specifically for various categories of investors in a number of different countries and regions and may not be available to all investors. Products and services are only offered to such investors in those countries and regions in accordance with applicable laws and regulations. BMO Financial Group is a service mark of Bank of Montreal (BMO).

Investment products are: NOT A DEPOSIT – NOT FDIC INSURED - NO BANK GUARANTEE – MAY LOSE VALUE

Investors should carefully consider the investment objectives, risks, charges and expenses of the BMO Funds. This and other important information is contained in the prospectuses and/or summary prospectuses, which can be obtained by calling 1-800-236-3863. Please read carefully before investing.

BMO Asset Management Corp. is the investment adviser to the BMO Funds. BMO Funds are distributed by Foreside Financial Services, LLC.

26454531.2

FOR FINANCIAL PROFESSIONAL USE ONLY